UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.    )

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Allianz Funds Multi-Strategy Trust

1633 Broadway

New York, New York 10019

(Name of Registrant as Specified In Its Charter)

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IMPORTANT NOTICE

REGARDING YOUR INVESTMENT

ALLIANZGI GLOBAL WATER FUND

1633 Broadway, New York, NY 10019

September 24, 2015

Dear Shareholder:

The Board of Trustees of AllianzGI Global Water Fund has sent you detailed information regarding the upcoming Special Meeting of Shareholders to ask for your vote on an important proposal affecting the Fund. The Special Meeting is scheduled to be held at 10:00 a.m., Eastern time, on Wednesday, October 14, 2015, at the offices of Allianz Global Investors Fund Management LLC, 1633 Broadway, New York, NY 10019.

Detailed information about the Special Meeting and the proposal can be found in the proxy statement. To view the proxy material electronically, please visit www.proxyonline.com/docs/AllianzGlobalWaterFund.pdf. To simplify matters we have included another copy of the voting form for your review and convenience. Should you have any questions regarding the proposal, please call 1 (866) 406-2288 Ext 10003.

THE FUNDS’S RECORDS INDICATE THAT YOU HAVE NOT VOTED. PLEASE TAKE A MOMENT NOW TO CAST YOUR VOTE SO THAT YOUR SHARES MAY BE REPRESENTED AT THE SPECIAL MEETING.

Voting is easy. Please take a moment now to cast your vote using one of the options listed below:

1.	Vote by Mail. Simply cast your vote by signing, dating and mailing the enclosed voting form in the postage-prepaid return envelope provided.

2.	Vote via the Internet. Simply visit www.proxyvote.com and enter your control number found on the enclosed voting form.

3.	Vote by Phone. Simply dial the toll-free number indicated on the enclosed voting form.

Thank you in advance for your participation.

Shareholder Name Address 1 Address 2 Address 3

EXTREMELY IMPORTANT

Re: ALLIANZGI GLOBAL WATER FUND

Dear Shareholder:

We have been trying to get in touch with you regarding a very important matter pertaining to your investment in AllianzGI Global Water Fund. This matter pertains to an important operating initiative for the Fund which requires your response.

It is very important that we speak to you regarding this matter. The call will only take a few moments of your time and there is no confidential information required.

Please contact us toll-free at 1-866-406-2288 between 9:00 a.m. and 11:00 p.m. Eastern time Monday through Friday. At the time of the call please reference the number listed below.

Thank you.

Sincerely,

Frederick M. Bonnell

Managing Director

Shareholder Services

ID NUMBER: 1234567

Shareholder Name Address 1 Address 2 Address 3

October 6, 2015

URGENT RESPONSE REQUESTED

Re: ALLIANZGI GLOBAL WATER FUND

Dear Shareholder:

We have made multiple attempts to contact you regarding a very important matter pertaining to your investment in AllianzGI Global Water Fund. In order to proceed we are requesting your immediate response by October 12, 2015. This matter pertains to an important strategic initiative for the Fund which requires your response.

It is very important that we speak to you regarding this matter as soon as possible. The call will only take a few moments of your time and there is no confidential information required; however your response is requested.

Please contact us toll-free at 1-866-406-2288 Extension 10003 between 9:00 a.m. and 10:00 p.m. Eastern time Monday through Friday. At the time of the call please reference the number listed below.

Thank you.

Sincerely,

Frederick M. Bonnell

Managing Director

Shareholder Services

ID NUMBER: 1234567

SHAREHOLDER MEETING ADJOURNED UNTIL NOVEMBER 4, 2015

October 14, 2015

Dear Shareholder:

The AllianzGI Global Water Fund Special Shareholder Meeting held on October 14, 2015 has been adjourned and the Board of Trustees of AllianzGI Global Water Fund is recommending that shareholders voice their opinion on the matters to be voted on at the Special Meeting of Shareholders to be held on November 4, 2015. Shareholders are given the opportunity to vote in order to collectively voice their opinion on the important proposal set forth at the Special Shareholder Meeting. Now is the time for you to add your opinion on the proposal and outlined on the attached proxy card.

We have not received enough votes to meet the vote requirement for this important proposal. As a result, the official shareholder meeting has been adjourned to November 4, 2015. Allianz Global Investors with your help and vote participation can avoid the cost and delay of an additional adjournment.

PLEASE TAKE A MOMENT NOW TO CAST YOUR VOTE

Information regarding the Special Meeting and the proposal can be found in the proxy statement. To view the proxy materials electronically please visit www.proxyonline.com/docs/AllianzGlobalWaterFund.pdf. For assistance in voting your shares please call (866) 406-2288.

FAQs

1. Why am I being asked to vote?

Your vote is very important and can make a difference. Your vote will help attain the vote requirement for this proposal which if meet can avoid further cost of an additional adjournment.

2. Why am I being asked to approve an amendment to the Fund’s fundamental investment restriction with respect to industry concentration?

We are proposing to modify the Fund’s existing concentration policy to better reflect the Fund’s current and expected investment activity. Given the overlapping industries in which the Fund finds exposure to water-related activities, together with changing market dynamics, the Fund’s portfolio has recently come close to reaching its 25% non-“concentration” limit. In order to avoid potentially limiting the Fund’s ability to pursue attractive investment activities, the Trustees are proposing that the shareholders approve a revised concentration policy, which will define a new “water-related resources sector” and will permit the Fund to concentrate its investments in that sector.

3. If approved, what would the new fundamental investment restriction be?

The Fund may not invest more than 25% of the value of its total assets in the securities of companies primarily engaged in any one industry, except that it will concentrate more than 25% of its total assets in the water-related resources sector. The Fund currently considers the water-related resources sector to include companies that are principally engaged in water-related activities.

AGWF-A1000

Dear Valued Shareholder:

        I’d like to ask you for a moment of your time. We have attempted to contact you on several occasions regarding a Special Meeting of Shareholders, requesting your vote on an important proposal for the AllianzGI Global Water Fund. I wanted to reach out to you personally, as one of our most important clients, to urge you to vote. To date, your fellow shareholders have voted overwhelmingly “In Favor” of the Amendment to the Fund’s fundamental investment restriction with respect to modifying the Fund’s current industry concentration policy.

        As of today, October 14, 2015, we have not received enough votes to meet the vote requirement for this important proposal. As a result, the official shareholder meeting has been adjourned to November 4, 2015. With your help and vote participation we can avoid the cost and delay of an additional adjournment.

        I ask you for your support in voting the enclosed proxy ballot. Please vote your shares by calling the toll-free number on your ballot. Or, you may sign, date and return your proxy in the return envelope provided, or vote via the internet at the website provided on your ballot.

On behalf of the Board of Trustees of the AllianzGI Global Water Fund, please accept my thanks for your participation in this important matter. We appreciate your continued confidence in Allianz Global Investors, and we look forward to receiving your vote.

Sincerely,

Julian Sluyters

President and Chief Executive Officer

PLEASE vote your shares today!

CALL 1-866-406-2288

Telephone voting is available Monday through Friday 8:00 AM to 10:00 PM (EST).

You may also vote by mail, automated telephone, or internet, as further detailed on the enclosed proxy card.

AGWF-TA